Exhibit 4.1

COMMON STOCK NUMBER
SHARES
MPG []
METALDYNE PERFORMANCE GROUP INC. INCORPORATED UNDER THE LAWS OF THE STATE OF DELAWARE
CUSIP 59116R 107
SEE REVERSE FOR CERTAIN DEFINITIONS
THIS CERTIFIES THAT
is the owner of
FULLY PAID AND NON-ASSESSABLE SHARES OF COMMON STOCK PAR VALUE $0.001 PER SHARE, OF
METALDYNE PERFORMANCE GROUP INC.
transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed.
This certificate and the shares represented hereby are subject to the laws of the State of Delaware and to the Certificate of Incorporation and the Bylaws of the Corporation, in
each case as from time to time amended.
This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar. WITNESS the facsimile signatures of its duly authorized officers.
Dated: COUNTERSIGNED AND REGISTERED: PRESIDENT
TRANSFER AGENT AND REGISTRAR.
BY
SECRETARY AUTHORIZED OFFICER

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:
TEN COM
—
as tenants in common
UNIF GIFT MIN ACT —
Custodian
TEN ENT — as tenants by the entireties
(Cust) (Minor)
JT TEN — as joint tenants with right under Uniform Gifts to Minors of survivorship and not as tenants in common
Act
(State)
Additional abbreviations may also be used though not in the above list.
For value received, hereby sell, assign and transfer unto
PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE
Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.
Dated,
NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH
THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE,
IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT, OR
ANY CHANGE WHATEVER.
SIGNATURE(S) GUARANTEED:
THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARANTOR
INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS
AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE
GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.